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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ------------------

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):  June 2, 2000
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                       Upgrade International Corporation
                       ---------------------------------
            (Exact name of registrant as specified in its charter)



    Florida                         0-27649                      58-244-1311
    -------                         -------                      -----------
(State or other                   (Commission                 (I.R.S. Employer
 jurisdiction                     File Number)               Identification No.)
of incorporation)



1411 Fourth Avenue - Suite 629 Seattle, Washington      98101
     (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (206) 903-3116
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Item 5.  Other Events

Access to Reports

On June 2, 2000, the corporate name Upgrade International Corporation ("Upgrade") became associated with EDGAR Central Index Key ("CIK") 0001071749. All of Upgrade's filings with the Securities and Exchange Commission filed after June 2, 2000 may be accessed through the EDGAR database using Upgrade's name in the search query. Upgrade's two filings prior to June 2, 2000, its quarterly report on Form 10-QSB filed May 15, 2000 and its current report on Form 8-K filed April 6, 2000, may be accessed via the SEC's website at http://www.sec.gov/cgi-bin/srch-edgar by using "0001071749" in a CIK search query; or via FreeEDGAR at http://www.freeedgar.com by using "Second CMA" in a company name search query.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPGRADE INTERNATIONAL CORPORATION



By: /s/ Daniel S. Bland                    07/01/00
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Name: Daniel S. Bland                       (Date)
Title:  President